Supplement dated July 11, 2013
to the
PMC Diversified Equity Fund
Prospectus, Summary Prospectus and Statement of Additional Information
dated December 28, 2012

This supplement makes the following amendments to disclosures in the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), dated December 28, 2012, as previously supplemented, of the PMC Diversified Equity Fund, a series of Trust for Professional Managers (the “Trust”).

At an in-person meeting of the Trust’s Board of Trustees on June 20, 2013, the Board approved a sub-advisory contract between Envestnet Asset Management, Inc. and Delaware Investments Fund Advisers (“DIFA”) in accordance with an exemptive order granted to the PMC Diversified Equity Fund by the U.S. Securities and Exchange Commission effective as of September 26, 2007.

Effective June 20, 2013, DIFA has replaced Delaware Management Company (“Delaware Management”) as a sub-adviser to the PMC Diversified Equity Fund.  DIFA and Delaware Management are each a separate series of Delaware Management Business Trust (“DMBT”), a Delaware statutory trust.  As a result of a restructuring within DMBT, the PMC Diversified Equity Fund will be sub-advised by DIFA.  DIFA and Delaware Management share the same current officers, and all investment advisory and support personnel are employed by DMBT.  There are no changes in portfolio managers or to the investment strategy with respect to the portion of the PMC Diversified Equity Fund allocated to DIFA.

Accordingly, all references in the Prospectus and SAI to Delaware Management Company and Delaware Management are hereby replaced with Delaware Investments Fund Advisers and DIFA, respectively.

Please retain this supplement with your Prospectus, Summary Prospectus and Statement of Additional Information.